T. Rowe Price
New America Growth Portfolio

Annual Report

December 31, 1996

Dear Investor

Stock prices continued their record-breaking advance in the second half of 1996 with all the major market indices setting new highs near year-end. A brief but sharp correction around midyear, caused by an increase in long-term bond yields of over one percentage point, was followed by a surprising surge back into record territory over the last five months of the year.

The 1996 return of 23% for the unmanaged Standard & Poor's 500 Stock Index was particularly impressive coming in the aftermath of 1995's nearly 38% advance. The 1995-96 market was the first period of back-to-back gains exceeding 20% since 1982-83, the beginning of this record 15-year bull market. The cumulative gain of 69% for the past two years was the best for the S&P 500 since 1975-76.

The New America Growth Portfolio had a strong first half, outperforming both the S&P 500 and the average growth fund as measured by the Lipper Growth Funds Average. The second half, however, proved to be tougher sledding, as the fund trailed both the market and its peer average. For the full year, the fund also lagged the S&P 500 but outperformed the average growth fund.

Performance Comparison
Periods Ended 12/31/96       6 Months        12 Months
___________________________________________________________________
New America
Growth Portfolio               5.77%           20.09%

S&P 500                       11.68            22.96

Lipper Growth
Funds Average                  8.23            19.24

Year-End Distributions

The fund's Board of Directors declared an income distribution of $0.02 and a long-term capital gain distribution of $0.12 per share. Both were paid on December 30 to shareholders of record on December
26. You should have received your statement reflecting these distributions in early January.

Market Environment

The surprising feature of 1996's record-breaking market is that it occurred while interest rates rose. The primary impetus for this long bull market was a secular decline in interest rates that took long rates from a high of 14% in early 1982 to less than 6% in late 1995. Long-term rates rose approximately 75 basis points overall in 1996 (100 basis points equal one percentage point), and yet the market cruised to new highs after a brief skittish period around midyear.

The stock market was able to buck the backup in long-term interest rates for several reasons. First, underlying inflation in the economy showed little change and remained close to 3% with very few signs of a pickup. Rising inflation is anathema to a strong stock market. Also, the market responded favorably to steady economic growth at a moderate, sustainable overall rate of 2.3% for 1996. Just as important, corporate profits remained surprisingly strong for this stage of the economic cycle. We have now had six consecutive years of economic growth without any signs of a recession, and for 1996 the average company in the S&P 500 should report profit gains in excess of 10%.

Investors also viewed 1996's election results favorably. Both parties seem to have become more moderate over the past four years. Furthermore, the split control of the Executive and Legislative branches of government between the two parties assured investors that no radical changes to the status quo on tax, business, and social issues would upset the economy's underlying strength and growth.

Lastly, record mutual fund inflows and merger and acquisition activity created strong demand for stocks in 1996 that was only partially offset by a record amount of new stock issuance by corporations. Domestic equity mutual fund inflows tailed off somewhat late in the year, but initial reports in January suggest a sharp pickup in early 1997.

Overall, the positive economic, inflation, profit, supply and demand, and psychological environment helped drive the market to record levels. Your fund outperformed in the first half while interest rates were rising and investors feared this increase would choke off the economy's growth. Growth stocks led the way in the first half, while cyclicals lagged. Your fund's focus on noncyclical growth companies in service businesses led us to many of the best-performing sectors of the market. In the second half, as investors realized that moderately higher interest rates would not choke off the economy, cyclicals regained market favor while growth stocks and your fund lagged.

Portfolio Review

In the first half, the fund's strong performance was concentrated in the business services sector with top holdings such as HFS, ADT, and Alco Standard leading the way. Overall, business services positions underperformed in the second half, giving back some of the first half's strong gains. Financial services companies were the fund's best performers in the second half, as interest rates stabilized and fears of further rises subsided. Insurers MGIC Investment and ACE Limited and consumer lender Norwest were among our best holdings in this area. The two largest contributors to fund performance in the last six months were two drug retailers, Revco and Eckerd. Revco rose over 50% in the second half as it rebounded following a failed takeover attempt by Rite Aid, and Eckerd climbed just under 50% in response to the continued takeover activity in the group as well as to strong underlying fundamentals.

For the full year, business services holdings were our best performers. In fact, the top five contributors to fund performance all were in this category. Coincidentally, our best performer for the year was home security company, ADT, which was the object of a failed takeover attempt during the year by Republic Industries, our second-largest contributor. Republic is a rapidly growing solid waste disposal and auto retailing company, headed up by well-known entrepreneur Wayne Huizenga. Another solid waste disposal company, USA Waste Services, was our third-best performer. During the year, USA Waste acquired another portfolio holding, Sanifill.

The worst performers for the year were health care service companies including former top holding United HealthCare, a leading HMO, and Apria Healthcare, a top home health care provider. Earnings were moderately disappointing at both companies, and investors became increasingly wary about managed care companies in general. Several retail holdings, including vitamin marketer General Nutrition and personal computer direct marketer Micro Warehouse, hurt fund performance due to disappointing sales results.

The major sector diversification of the portfolio has evolved substantially over the course of 1996, as indicated in the accompanying table.

Sector Diversification
                     12/31/95  6/30/96   12/31/96
_____________________________________________________________
Financial Services         10%      17%        20%

Consumer Services          40       32         30

Business Services          41       42         41

Reserves                    9        9          9
_____________________________________________________________
Total                     100%     100%       100%

The most significant change was a doubling of our financial services weighting during 1996 from 10% to 20% of the portfolio. New additions in early 1996 included Norwest, Green Tree Financial, and PMI Group. We added to financial services names in the second half by boosting our holdings in existing companies. As noted earlier, this sector was our best performer in the second half. Consumer holdings were trimmed from 40% to 30% of the portfolio as we anticipated an increasingly competitive environment for retailers, restaurant companies, entertainment companies, and communications providers. Business services, our largest sector, was little changed over the year and remains our most fertile area for sustainable, high-growth service companies.

Portfolio characteristics remain strong. Our analysts forecast 18% annual earnings growth for the portfolio companies over the next five years, 50% higher than the forecasted growth for the S&P 500. Our portfolio sells at a valuation premium of less than 20%, based on its average P/E ratio, which seems a very reasonable trade-off for the much higher expected growth.

Portfolio Characteristics

                                  New America
As of 12/31/96               Growth Portfolio S&P 500
_________________________________________________________________
Earnings Growth Rate
Estimated Next 5 Years *              18.0%     12.2%

Profitability - Return on
Equity Latest 12 Months               15.6      19.4

Dividend Yield on Stocks               0.4       2.0

P/E Ratio (Based on Next 12
Months' Estimated Earnings)           19.4X     16.5X

* Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

Outlook

While the better-than-20% annual stock market returns of the past two years are clearly not replicable going forward, the favorable environment that drove the market in 1996 remains largely in place as we begin 1997. Economic growth is solid, profit momentum is strong, inflation remains low, and investor appetite for stocks continues at record levels.

Our portfolio companies remain vibrant and should continue to show strong earnings growth even if overall economic growth falls off. Having cooled down a bit over the past six months, the valuation characteristics of the portfolio look more attractive. We believe that the fund's focus on less cyclical, consistent high-growth companies, operating primarily in service businesses, will continue to provide shareholders with above-average long-term returns.

Respectfully submitted,

John H. Laporte
President

Brian W. H. Berghuis
Executive Vice President

January 20, 1997

Portfolio Highlights

Twenty-Five Largest Holdings
                                     Percent of
                                     Net Assets
                                       12/31/96
___________________________________________________________
ADT                                         2.7%

HFS                                         2.5

PriceCostco                                 2.3

Franklin Resources                          2.3

ACE Limited                                 2.2

CUC International                           2.2

Alco Standard                               2.1

USA Waste Services                          2.1

Quorum Health Group                         2.1

Comcast                                     2.1

Western Atlas                               2.0

General Nutrition                           2.0

Columbia/HCA Healthcare                     1.9

UNUM                                        1.9

Corporate Express                           1.9

La Quinta Inns                              1.9

Revco                                       1.9

PMI Group                                   1.8

Cardinal Health                             1.8

Norwest                                     1.8

SunGard Data Systems                        1.8

Outback Steakhouse                          1.7

Freddie Mac                                 1.6

Green Tree Financial                        1.6

MGIC Investment                             1.6
___________________________________________________________
Total                                      49.8%

T. Rowe Price New America Growth Portfolio

December 31, 1996

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 1 - New America Growth Portfolio

Average Annual Compound Total Return
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                          SinceInception
Periods Ended 12/31/96          1 YearInception     Date
_________________________________________________________________
New America Growth Portfolio    20.09%   24.60%  3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price New America Growth Portfolio

                                   For a share outstanding
                                    throughout each period
                  ________________________________________
                               Year                3/31/94
                              Ended                     to
                           12/31/96    12/31/95   12/31/94

NET ASSET VALUE

Beginning of period       $   15.23  $    10.10  $   10.00

Investment activities
  Net investment income        0.04        0.03       0.01
  Net realized and
  unrealized gain (loss)       2.94        5.12       0.09

  Total from
  investment activities        2.98        5.15       0.10

Distributions
  Net investment income       (0.04)      (0.02)         -
  Net realized gain           (0.50)          -          -

  Total distributions         (0.54)      (0.02)         -

NET ASSET VALUE

End of period             $   17.67  $    15.23  $   10.10
                          ________________________________________
Ratios/Supplemental Data

Total return                 20.09%      51.10%      1.00%

Ratio of expenses to
average net assets            0.85%       0.85%      0.85%!

Ratio of net investment
income to average
net assets                    0.18%       0.23%      0.15%!

Portfolio turnover rate       27.2%       54.5%     81.0%!

Average commission rate
paid                      $  0.0996           -          -

Net assets, end of period
(in thousands)            $  60,241  $   12,304  $   2,028

! Annualized.
The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price New America Growth Portfolio

December 31, 1996

                                    Shares/Par        Value
                                               In thousands

Common Stocks  90.6%

FINANCIAL SERVICES  19.7%

Bank and Trust  1.8%

Norwest                                 25,000     $  1,088

                                                      1,088

Insurance  7.6%

ACE Limited                             22,500        1,353

MGIC Investment                         12,500          950

PMI Group                               20,000        1,107

UNUM                                    16,000        1,156

                                                      4,566

Investment Services  2.3%

Franklin Resources                      20,000        1,367

                                                      1,367

Other Financial Services  8.0%

Associates First Capital                 7,500          331

Fannie Mae                              17,000          633

Freddie Mac                              9,000          991

Green Tree Financial                    25,000          966

Household International                  8,000          738

Mercury Finance                         62,600          767

Money Store                             15,000          416

                                                      4,842

Total Financial Services                             11,863

CONSUMER SERVICES  30.1%

Retailing/General Merchandisers  2.3%

PriceCostco *                           55,000        1,385

                                                      1,385

Retailing/Specialty Merchandisers  10.2%

AutoZone *                              20,000          550

Circuit City Stores                     20,000          603

Cole National (Class A) *               25,000          656

Eckerd *                                 6,445          206

General Nutrition *                     70,000        1,190

Home Depot                              12,500          627

Kohl's *                                19,500          765

Revco *                                 30,900        1,143

Tommy Hilfiger *                         8,000          384

                                                      6,124

Entertainment and Leisure  3.9%

Carnival (Class A)                      18,700          617

Disney                                   8,500          592

La Quinta Inns                          60,000     $  1,148


                                                      2,357
Media/Communication Services  6.1%

AirTouch Communications *               25,000          631

Comcast (Class A Special)               70,000        1,247

Cox Communications
  (Class A) *                           10,000          231

Gaylord Entertainment                   35,000          801

Paging Network *                        20,900          320

PanAmSat *                              16,000          450

                                                      3,680

Restaurants/Food Distribution  4.0%

Boston Chicken *                        24,000          861

Lone Star Steakhouse
  & Saloon *                            20,000          536

Outback Steakhouse *                    38,000        1,012

                                                      2,409

Personal Services  3.6%

CUC International *                     56,250        1,336

Service Corp.                           30,000          840

                                                      2,176

Total Consumer Services                              18,131

BUSINESS SERVICES  39.9%

Health Care Services  7.6%

Apria Healthcare *                      30,500          572

Columbia/HCA Healthcare                 28,500        1,162

PacifiCare Health Systems
  (Class B) *                           11,000          936

Quorum Health Group *                   42,500        1,259

Vencor *                                21,000          664

                                                      4,593

Distribution Services  4.9%

Alco Standard                           25,000        1,291

Cardinal Health                         18,750        1,092

Patterson Dental *                      19,100          537

                                                      2,920

Computer Services  6.0%

BISYS Group *                           22,500          834

Ceridian *                               8,000          324

Electronic Data Systems                 13,500          584

First Data                              22,000          803

SunGard Data Systems *                  27,000        1,076

                                                      3,621

Environmental Services  3.2%

Republic Industries *                   21,000     $    655

USA Waste Services *                    40,000        1,275

                                                      1,930

Energy Services  6.3%

BJ Services *                           16,000          816

Camco International                     15,000          692

Schlumberger                             3,500          349

Smith International *                   16,000          718

Western Atlas *                         17,000        1,205

                                                      3,780

Other Business Services  11.9%

ADT *                                   70,000        1,601

ADVO                                    27,500          385

Catalina Marketing *                    14,000          772

Corporate Express *                     39,000        1,148

HFS *                                   25,000        1,494

Interim Services *                      24,800          880

Micro Warehouse *                        9,000          105

Paychex                                  2,700          139

Scholastic *                             9,800          655

                                                      7,179

Total Business Services                              24,023

Miscellaneous Common Stocks 0.9%                        551

Total Common Stocks (Cost  $47,931)                  54,568

Short-Term Investments  9.0%

Commercial Paper  9.0%

Asset Securitization
  Cooperative, 4(2)
  5.30%, 2/6-2/20/97               $ 2,000,000        1,988

Delaware Funding, 4(2),
  5.45%, 1/10/97                     1,000,000          999

Investments in Commercial
  Paper through a
  joint account
  6.75 - 7.10%
  1/2/97                           $ 1,460,606     $  1,460

Preferred Receivables Funding
  5.35%, 1/13/97                     1,000,000          998

Total Short-Term Investments
(Cost  $5,445)                                        5,445

Total Investments in Securities
99.6% of Net Assets (Cost $53,376)                 $ 60,013

Other Assets Less Liabilities                           228

NET ASSETS                                         $ 60,241
                                                   ___________

Net Assets Consist of:

Accumulated net realized gain/loss -
 net of distributions                              $    198
Net unrealized gain (loss)                            6,637
Paid-in-capital applicable to 3,409,303
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
authorized                                           53,406

NET ASSETS                                         $ 60,241
                                                   ___________

NET ASSET VALUE PER SHARE                          $  17.67
                                                   ___________

*     Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price New America Growth Portfolio

In thousands

                                                  Year
                                                 Ended
                                              12/31/96

Investment Income

Income
  Interest                                   $     222
  Dividend                                         154

Total income                                       376

Expenses
  Investment management and administrative         311
Net investment income                               65

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities             637
Change in net unrealized gain or loss
on securities                                    5,130

Net realized and unrealized gain (loss)          5,767

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                       $   5,832
                                             ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price New America Growth Portfolio

In thousands

                                             Year
                                            Ended
                                         12/31/96  12/31/95
Increase (Decrease) in Net Assets

Operations
  Net investment income                   $    65  $    11
  Net realized gain (loss)                    637      385
  Change in net unrealized gain or loss     5,130    1,472

  Increase (decrease) in net assets
  from operations                           5,832    1,868

Distributions to shareholders
  Net investment income                       (92)      (4)
  Net realized gain                          (765)       -

  Decrease in net assets from distributions  (857)      (4)

Capital share transactions*
  Shares sold                              51,507    9,399
  Distributions reinvested                    857        4
  Shares redeemed                          (9,492)    (998)

  Increase (decrease) in net assets from capital
  share transactions                       42,872    8,405
  Net equalization                             90        7

Net Assets

Increase (decrease) during period          47,937   10,276
Beginning of period                        12,304    2,028

End of period                             $60,241  $12,304
                                          ___________________

*Share information
  Shares sold                               3,117      680
  Distributions reinvested                     52        -
  Shares redeemed                            (568)     (73)

Increase (decrease) in shares outstanding   2,601      607

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New America Growth Portfolio

December 31, 1996

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc., (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $47,326,000 and $8,935,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

______________________________________________________________
Undistributed net investment income    $  (72,000)
Undistributed net realized gain           (43,000)
Paid-in-capital                           115,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $53,376,000, and net unrealized gain aggregated $6,637,000, of which $8,119,000 related to appreciated investments and $1,482,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $30,000 was payable at December 31, 1996. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of the New America Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New America Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to contractholders and to others who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP652 (3/97)

RPRTNAP 12/31/96

Chart 1 - New America Growth Portfolio - Performance Comparison showing the cumulative growth of $10,000 invested in the New America Growth Portfolio from inception compared with $10,000 invested in a broad-based index and average over the same period.